                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            First M&F Corporation
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
                         Common Stock ($5 par value)
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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:
         $125
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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                            FIRST M & F CORPORATION
                                  P.0. Box 520
                          KOSCIUSKO, MISSISSIPPI 39090

                                 MARCH 21,1996

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING

To the Shareholders of
First M & F Corporation
Kosciusko, Mississippi 39090

         NOTICE IS HEREBY GIVEN, that pursuant to call of its Directors and in compliance with the Bylaws the regular annual meeting of Shareholders of the FIRST M & F CORPORATION, KOSCIUSKO, MISSISSIPPI, will be held at the Mary Ricks Thornton Cultural Center at 204 North Huntington Street, Kosciusko, Mississippi, on Wednesday, April 10, 1996, at 2:00 P.M. for the purpose of considering and voting on the following proposals:

            1. ELECTION OF DIRECTORS: The election of seven (7) persons set forth as nominees in the Proxy Statement dated March 21, 1996, as members of the Board of Directors for three-year and two-year terms.

            2. Whatever other business may be properly brought before the meeting or any adjournment thereof.

         Whether or not you contemplate attending the above meeting, it is requested that you complete the enclosed Proxy and return it promptly to the bank. If you attend the meeting you may withdraw your Proxy and vote in person.

      Shareholders of record on March 21, 1996, shall be entitled to vote.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ HUGH S. POTTS, JR.
                                             Hugh S. Potts, Jr.
                                             Chairman/Chief Executive Officer

                            FIRST M & F CORPORATION


                                  P.0. Box 520
                          KOSCIUSKO, MISSISSIPPI 39090

                                 MARCH 21,1996

                                PROXY STATEMENT

                  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                 APRIL 10, 1996

             SOLICITATION BY MANAGEMENT OF FIRST M & F CORPORATION

        This statement is furnished to the shareholders in connection with the solicitation by the management of the corporation of Proxies to be used at the annual meeting on April 10, 1996. Any shareholder who executes and delivers said Proxy has the right to revoke it at any time before 3:00 P.M., April 9, 1996, by filing with the secretary of the corporation either an instrument revoking it or a duly executed Proxy bearing a later date. Any shareholder who desires to do so may also attend the meeting and vote in person, in which case the Proxy will not be used. Properly executed Proxies returned to management of the corporation and not revoked, will be voted as specified. If no specification is given, the Proxies will be voted for the election of seven (7) directors, and upon such other matters as may properly come before the meeting.

                               VOTING SECURITIES

        As of this date, the number of shares of common stock authorized is 5,000,000 and outstanding is 3,390,900. All 3,390,900 shares are entitled to one vote. Shareholders of record on March 21, 1996, shall be entitled to vote.

        In all elections of directors, each holder of stock shall have the right to vote the votes allocable to the number of shares owned by him for as many persons as there are directors to be elected or to cumulate such votes and give one candidate as many votes as the number of directors multiplied by the number of votes allocable to his shares shall equal, or to distribute such votes on the same principle among as many candidates as he shall think fit.

        This Proxy is being solicited by mail and the cost of this solicitation will be paid for by the First M & F Corporation.

                             ELECTION OF DIRECTORS

        Five (5) nominees listed under Class III will be nominated for election to serve as directors until the 1999 annual meeting of shareholders, and two nominees listed under Class II will be nominated for election to serve as directors until the 1998 annual meeting of shareholders. It is the intention of the Administrative and Executive Committee to vote for the election of the nominees listed. If any nominee is not available for election, the Proxy will be voted by the Administrative and Executive Committee or the person named in the Proxy for such substitute nominee or nominees as the Board of Directors may designate.

        Management has no reason to believe that any nominee will not be available for election.

                                                                                              FIRST M & F
                                                                                              CORP.SHARES
                                                                                              BENEFICIALLY
                          PRINCIPAL OCCUPATION              DIRECTOR                          OWNED AS OF
NAME                      OR EMPLOYMENT                     SINCE                             2/15/96
--------------------------------------------------------------------------------------------------------------
Directors in Class I will serve until the Annual Meeting of Shareholders in 1997.

CLASS I

Fred A. Bell, Jr.        District Manager,                      1981                             15,000
                         Mississippi Materials, Inc.

Charles T. England       Supervisor of Finance                  1980                             15,000
                         Company Subsidiaries

Joseph M. Ivey           Chairman and CEO,                      1994                              8,662
                         Ivey Mechanical Company

Susan McCaffery          Professor                              1987                            113,822
                         Wood College

Edward G. Woodard        President                              1989                              8,306
                         K. M. Distributing Company, Inc.

Directors in Class II will serve until the Annual Meeting of Shareholders in 1998.

CLASS II

Barbara K. Hammond       Specialist,                            1995                              2,000
                         Circuit Capacity Management
                         Bell South

Dr. W M. Myers           Dentist                                1979                             21,520

W C. Shoemaker           Consultant,                            1979                             40,266
                         IMC Webb Graphics

Scott M. Wiggers         President and Treasurer,               1983                             11,908
                         First M&F Corporation
                         President,
                         Merchants & Farmers Bank

Nominees in Class II will serve until the annual meeting of shareholders in 1998.

R. Dale McBride          President                              1979                             17,364
                         Merchants & Farmers Bank
                         Durant Branch

Hugh S. Potts, Jr.       Chairman of Board and CEO              1979                            339,651
                         First M&F Corporation
                         Chairman of Board and CEO
                         Merchants & Farmers Bank

                                                                                            FIRST M&F
                                                                                            CORP. SHARES
                                                                                            BENEFICIALLY
                         PRINCIPAL OCCUPATION               DIRECTOR                        OWNED AS OF
NAME                     OR EMPLOYMENT                      SINCE                           2/15/96
--------------------------------------------------------------------------------------------------------------
Nominees in Class III will serve until the Annual Meeting of Shareholders in 1999.

CLASS III

Jon A. Crocker           President,                                                              57,825
                         Merchants & Farmers Bank
                         Bruce Branch

Toxey Hall, III          President,                             1984                              2,112
                         Thomas-Walker-Lacey

J. Marlin Ivey           President,                             1979                            112,000
                         Ivey National Corp.

Otho E. Pettit, Jr.      Attorney at Law,                       1993                             10,754
                         Thornton, Guyton, Dorrill & Pettit

Charles W. Ritter, Jr.   President,                             1979                            152,000
                         The Attala Company

                          TRANSACTIONS WITH MANAGEMENT

        First M & F Corporation's subsidiary, Merchants and Farmers Bank, Kosciusko, Mississippi, has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders, and their associates. Such transactions are completed on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features. Such loans are extended on a secured basis. The aggregate amount of loans outstanding to directors, principal officers and their interests to the bank December 31, 1995, totaled $2,561,000. Other than these transactions there were no material transactions during 1995 between directors and officers and the bank or the corporation.

        Management at present knows of no other business to be brought before the meeting. However, if other business is properly brought before the meeting, it is the intention of the management to vote the accompanying Proxies in accordance with its judgment.

        The accompanying Proxy is solicited by Management.

        By Order of THE BOARD OF DIRECTORS,


                                             /s/ HUGH S. POTTS, JR.

                                             Hugh S. Potts, Jr.
                                             Chairman/Chief Executive Officer

March 21, 1996

PROXY                                 FIRST M & F CORPORATION, KOSCIUSKO,
MISSISSIPPI PROXY SOLICITED BY MANAGEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 10, 1996

     KNOW ALL MEN BY THESE PRESENTS THAT I, THE UNDERSIGNED SHAREHOLDER OF FIRST M & F CORPORATION, KOSCIUSKO, MISSISSIPPI, DO HEREBY NOMINATE, CONSTITUTE AND APPOINT HUGH S. POTTS, JR., J. MARLIN IVEY, CHARLES W. RITTER, JR., W. C. SHOEMAKER, AND EDWARD G. WOODARD, OR ANY ONE OF THEM (WITH FULL POWER TO ACT ALONE), MY TRUE AND LAWFUL ATTORNEY(S) WITH FULL POWER OF SUBSTITUTION, FOR ME AND IN MY NAME, PLACE AND STEAD TO VOTE ALL THE COMMON STOCK OF SAID CORPORATION, STANDING IN MY NAME ON ITS BOOKS ON THE DAY OF ELECTION, AT THE ANNUAL MEETING OF ITS SHAREHOLDERS TO BE HELD AT THE MARY RICKS THORNTON CULTURAL CENTER, 204 NORTH HUNTINGTON STREET, KOSCIUSKO, MISSISSIPPI, ON APRIL 10, 1996, AT 2:00 P.M.; OR AT ANY ADJOURNMENTS THEREOF WITH ALL THE POWERS THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AS FOLLOWS:

(1) WITH () WITHOUT () Authority to vote for the election of the seven (7) directors listed as nominees in the Proxy Statement, dated March 21, 1996, accompanying notice of said meeting for three-year and two-year terms.

(2) Upon whatever other business may be properly brought before the meeting or any adjournments thereof in accordance with recommendation of Management. Management at present knows of no other business to be presented by or on behalf of the corporation or its management at the meeting.

     This Proxy will be voted in accordance with the instructions above. Where no contrary specification is made, it will be voted FOR proposal One (1) and proposal Two (2). If any other business is presented at said meeting, or any adjournment thereof, this Proxy will be voted in accordance with the recommendations of Management.

     THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

IN WITNESS WHEREOF, I have hereunto

set my hand this __________________19____       _______________________________
                 Month          Day

NOTE: When signing as Attorney,
Executor, Administrator, Trustee
or Guardian, please give title.
If more than one Trustee, all
should sign. All joint owners                   _______________________________
must sign.                                      Signature(s) of Shareholder(s)


        PLEASE SIGN PROMPTLY AND RETURN IN THE ENCLOSED RETURN ENVELOPE